Waddell & Reed InvestEd Portfolios, Inc.

Supplement dated February 5, 2008
to the
Prospectus dated May 1, 2007
and Supplemented August 24, 2007

The following replaces the disclosure regarding the target ranges for investment of the Balanced Portfolio's assets in specific underlying funds, in the disclosure for Waddell & Reed InvestEd Balanced Portfolio overview section entitled "Principal Investment Strategies":

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Dividend Income Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors International Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%
Waddell & Reed Advisors Cash Management	0%	25%

The following supplements the information regarding the purchase of shares at net asset value (NAV) in the section entitled "Sales Charge Waivers for Certain Investors--Shares may be purchased at NAV for InvestEd Plan accounts owned by:"

  Clients transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan. Additionally, if a client established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R, such client may purchase additional shares, at NAV, into their transferred InvestEd Plan accounts.

WADDELL & REED INVESTED PORTFOLIOS, INC.

Supplement dated February 5, 2008
to the
Statement of Additional Information dated May 1, 2007
and supplemented July 10, 2007

The following information regards the membership of the Board of Directors of the Corporation:

Effective January 1, 2008, the Board of Directors elected Albert W. Herman a Director of the Portfolios, and each board of directors of the funds in the Waddell & Reed Advisors Funds and W&R Target Funds, Inc. also elected Mr. Herman a director, overseeing 49 funds in the Advisors Fund Complex. Mr. Herman, age 69, is a Business Consultant and Director, Wellness Council of America (health care initiatives) (1996 to present), and Director of Baylor Health Care Foundation (health care). Mr. Herman is a Disinterested Director.